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                     SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549




                                FORM 8-K

                             CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 16, 1999


                            KINARK CORPORATION
                            ------------------

          (Exact name of registrant as specified in its charter)


       Delaware                 1-3920                      71-0268502
    --------------           ------------                 ---------------
(State or other        (Commission File Number)         (IRS Employer
  jurisdiction of                                       Identification No.)
  Incorporation)

              2250 E. 73rd Street, Suite 300, Tulsa, OK     74136
              -----------------------------------------     -----
              (Address of principal executive offices)    (Zip Code)


                            (918) 494-0964
                             -------------
             (Registrant's telephone number, including area code)

                 7060 South Yale Avenue, Tulsa, OK 74136
          (Former name or former address, if changed since last report)


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Item 5.   Other Events

          On September 13, 1999, Richard C. Butler, 89, a Director of the company, died following a short period of failing health. Mr. Butler joined the Board of Directors of the Company in 1974.

          On November 16, 1999, the Company announced several organizational changes designed to streamline operations and improve operating efficiencies. Michael T. Crimmins, 59, elected to retire from his current position as Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Crimmins will remain as a member of the Board of Directors and will serve on the Audit and Compensation Committees of the Board of Directors.

          Ronald J. Evans, 50, was appointed Chief Executive Officer of the Company. Mr. Evans has served as President of the Company since 1996. Joseph
J. Morrow, 59, an outside Director, was named Chairman of the Board of Directors and will no longer serve on the Audit and Compensation Committees of the Board of Directors. These appointments are effective as of November 16, 1999. The attached press release of the Registrant is hereby incorporated by reference in this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

          (C) Exhibits:

              99.1 Press Release of Kinark Corporation, dated
              November 16, 1999.






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          KINARK CORPORATION
                                             (Registrant)


Date: December 3, 1999                    By:   /s/Paul R. Chastain
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                                                  Paul R. Chastain
                                                 Vice President and
                                               Chief Financial Officer